Exhibit 10.4

SCHEDULE OF AGREEMENTS

SUBSTANTIALLY IDENTICAL IN ALL MATERIAL RESPECTS TO THE AGREEMENT FILED AS EXHIBIT 10.3 TO THIS FORM 6-K, PURSUANT TO INSTRUCTION 2 TO ITEM 601 OF REGULATION S-K

Subsidiaries of Teekay Tankers Ltd. have entered into certain Memoranda of Agreement, each dated August 4, 2015, with subsidiaries of Principal Maritime Tankers. These agreements are substantially identical in all material respects to the agreement filed as Exhibit 10.3 to this Form 6-K, except for differences relating to the names of the buyers and sellers, the vessel details (including but not limited to the ship name, Classification Society, Class notation, flag, tonnage, shipyard and year of build), the purchase price, the inspection date and location, and the existence of continuing charters.

Vessel Details	Year of Build and Shipyard	Purchase Price and Deposit Amount	Inspection Date/ Location	Continuing Charters
PRINCIMAR FAITH Classification Society: Det Norske Veritas Class Notation: +1A1 Tanker for oil ESP E0, LCS-SI, VCS-2 NAUTICUS (Newbuilding) Flag: Marshall Islands GT/NT: 83,616 / 48,649	2005 Daewoo Shipbuilding & Marine Engineering Company Limited, South Korea	$ 39,789,661 (USD) comprised of (i) $36,784,400 (USD) in cash consideration and (ii) 431,561 of newly issued shares of Teekay Tankers Ltd. Class A Common Stock. Deposit of: $3,978,966 (USD)	Le Havre/ August 1, 2015	N/A

PRINCIMAR GRACE

Classification Society: Lloyd’s Register

Class Notation: +100A1 Double Hull Oil Tanker CSR, ESP, SHIPRIGHT (CM, ACS(B)), *IWS, LI, DSPM4, EP (B, VC)

Flag: Marshall Islands

GT/NT: 81,509 / 51,283

	2011 Samsung Heavy Industries, Geoje, Korea	$ 61,135,432 (USD) comprised of: (i) $56,517,953 (USD) in cash consideration and (ii) 663,078 of newly issued shares of Teekay Tankers Ltd. Class A Common Stock. Deposit of: $6,113,543 (USD)	Ulsan/ July 29, 2015	N/A

PRINCIMAR HOPE

Classification Society: Lloyd’s Register

Class Notation: +100A1 Double Hull Oil TankerCSR, ESP, SHIPRIGHT (CM, ACS(B)), *IWS, LI, DSPM4, EP(B, VC)

Flag: Marshall Islands

GT/NT: 81,509 / 51,283

	2011 Samsung Heavy Industries, Geoje, Korea	$ 61,114,969 (USD) comprised of (i) $56,499,034 (USD) in cash consideration and (ii) 662,856 of newly issued shares of Teekay Tankers Ltd. Class A Common Stock. Deposit of $6,111,497 (USD)	Melbourne/ June 30, 2015	N/A

Vessel Details	Year of Build and Shipyard	Purchase Price and Deposit Amount	Inspection Date/ Location	Continuing Charters

PRINCIMAR INTEGRITY

Classification Society: Lloyd’s Register

Class Notation: 100A1 Double Hull Oil Tanker, CSR, ESP, *IWS, LI, DSPM4, SHIPRIGHT (ACS(B)), EP (BAR ABOVE) (B, VC)

Flag: Marshall Islands

GT/NT: 81,326/ 51,259

	2012 Samsung Heavy Industries, Geoje, South Korea	$65,013,312 (USD) comprised of (i) $60,102,941 (USD) in cash consideration and (ii) 705,137 of newly issued shares of Teekay Tankers Ltd. Class A Common Stock. Deposit of $6,501,331 (USD)	Singapore/ July 3, 2015	N/A
PRINCIMAR JOY Classification Society: Det Norske Veritas Class Notation: 1A1 Tanker for oil BIS CSR E0 ESP SPM TMON VCS (2,B) Flag: Marshall Islands GT/NT: 83,850 / 49,031	2010 Jiangsu Rongsheng Heavy Industries Group Company Limited, Nantong, China	$55,978,569 (USD) comprised of (i) $51,750,580 (USD) in cash consideration and (ii) 607,146 of newly issued shares of Teekay Tankers Ltd. Class A Common Stock. Deposit of $5,597,857 (USD)	Sabine/ July 7, 2015	N/A
PRINCIMAR LOYALTY Classification Society: Lloyd’s Register Class Notation: +100A1 Double Hull Oil Tanker , ESP, SHIPRIGHT (SDA, FDA+, CM), *IWS, LI, SPM Flag: Liberia GT/NT: 78,845/ 47,076	2006 Universal Shipbuilding Corporation (now known as Japan Marine United Corporation), TSU Shipyard, Japan	$39,955,458 (USD) comprised of (i) $36,937,674 (USD) in cash consideration and (ii) 433,359 of newly issued shares of Teekay Tankers Ltd. Class A Common Stock. Deposit of $3,995,546 (USD)	Singapore, July 29, 2015	Vessel being transferred with a continuing charter with Shell Western Supply and Trading, LTD

Vessel Details	Year of Build and Shipyard	Purchase Price and Deposit Amount	Inspection Date/ Location	Continuing Charters

PRINCIMAR PRIDE

Classification Society: Lloyd’s Register

Class Notation: 100A1 Double Hull Oil Tanker , CSR, ESP, *IWS, LI, DSPM4, SHIPRIGHT (ACS(B)), EP (BAR ABOVE) (B, VC)

Flag: Marshall Islands

GT/NT: 81,326/ 51,259

	2012 Samsung Heavy Industries, Geoje, South Korea	$64,327,776 (USD) comprised of (i) $59,469,183 (USD) in cash consideration and (ii) 697,702 of newly issued shares of Teekay Tankers Ltd. Class A Common Stock. Deposit of: $6,432,778 (USD)	The Sellers shall make the Vessel available for inspection at/in Fujairah within August 10-15, 2015	Vessel being transferred with a continuing charter with Stena Bulks AB

PRINCIMAR PROMISE

Classification Society: Lloyd’s Register

Class Notation: 100A1 Double Hull Oil Tanker , CSR, ESP, *IWS, LI, DSPM4, SHIPRIGHT (ACS(B)), EP (BAR ABOVE) (B, VC)

Flag: Marshall Islands

GT/NT: 81,326/ 51,283

	2011 Samsung Heavy Industries, Geoje, South Korea	$61,166,128 (USD) comprised of (i) $56,546,330 (USD) in cash consideration and (ii) 663,411 of newly issued shares of Teekay Tankers Ltd. Class A Common Stock. Deposit of $6,116,613 (USD)	Long Beach/ July 5, 2015	N/A
PRINCIMAR STRENGTH Classification Society: Det Norske Veritas Class Notation: 1A1 Tanker for oil BIS CSR E0 ESP SPM TMON VCS (2,B) Flag: Marshall Islands GT/NT: 83,850/ 49,031	2010 Jiangsu Rongsheng Heavy Industries Group Company Limited, Nantong, China	$55,978,569 (USD) comprised of (i) $51,750,580 (USD) in cash consideration and (ii) 607,146 of newly issued shares of Teekay Tankers Ltd. Class A Common Stock. Deposit of $5,597,857 (USD)	Bilbao/ June 21, 2015	N/A
PRINCIMAR TRUTH Classification Society: Det Norske Veritas Class Notation: 1A1 Tanker for oil E0 ESP HMON(I) NAUTICUS (Newbuilding) TMON VCS(2) Flag: Marshall Islands GT/NT: 81,339/ 52,080	2007 Hyundai Sambo Heavy Industries Company Limited, Samho, Korea	$49,471,099 (USD) comprised of (i) $45,734,611 (USD) in cash consideration and (ii) 536,566 of newly issued shares of Teekay Tankers Ltd. Class A Common Stock. Deposit of $4,947,110 (USD)	Algeciras/ June 25, 2015	N/A

Vessel Details	Year of Build and Shipyard	Purchase Price and Deposit Amount	Inspection Date/ Location	Continuing Charters
PRINCIMAR CONFIDENCE Classification Society: Lloyd’s Register Class Notation: +100A1 Double Hull Oil Tanker, ESP, SHIPRIGHT (SDA, FDA+, CM), *IWS, LI, Flag: Liberia GT/NT: 78,845 / 46,993	2006 Universal Shipbuilding Corporation (now known as Japan Marine United Corporation), TSU Shipyard, Japan	$41,009,341 (USD) comprised of (i) $37,911,959 (USD) in cash consideration and (ii) 444,789 of newly issued shares of Teekay Tankers Ltd. Class A Common Stock. Deposit of $4,100,934 (USD)	Liverpool/ June 19, 2015	Vessel being transferred with a continuing charter with Shell Western Supply and Trading, LTD.